Exhibit 3.1.9

                                                                         $150.00
                                                                         $ 50.00


Document Processing Fee
  If document is filed on paper:
  If document is filed electronically:
  Fees & forms/cover sheets are subject to change.
To file electronically, access instructions for this form/cover sheet and other information or print copies of filed documents, visit WWW.SOS.STATE.CO.US and select Business Center.

Paper documents must be typewritten or machine printed.

                                                 ABOVE SPACE FOR OFFICE USE ONLY


                          STATEMENT CURING DELINQUENCY
     filed pursuant to ss.7-90-904 of the Colorado Revised Statutes (C.R.S)

1. For the delinquent entity, its ID number, entity name and jurisdiction of formation are

   ID number            19871678799
                        ------------------------------------------------
                         (COLORADO SECRETARY OF STATE ID NUMBER)


Entity name             ECONOMETRICS, INC.

Jurisdiction where formed  COLORADO

2. By providing the information required herein, this statement corrects all grounds for delinquency cited by the secretary of state.

3. The registered agent name and registered agent address of the registered agent are

        Name
          (if an individual) ----------------------------------------------
                              (LAST),  (FIRST)  (MIDDLE)     (SUFFIX)
          OR

          (if an entity    INCORP SERYICES
                         -----------------------------------------
       (CAUTION: DO NOT PROVIDE BOTH AN INDIVIDUAL AND AN ENTITY (TAME).

         The person appointed as registered agent above has consented to being so appointed.

       STREET address                   36 SOUTH 14TH AVE.
                                  -----------------------------------

                                  SUITE D
                                  -----------------------------------
                                         (STREET NUMBER AND NAME)

                                  BRIGHTON          CO          80601
                                  ------------------------------------
                                 (CITY            (STATE)    (ZIP CODE)



      MAILING address
      (LEAVE BLANK if same as street
      address)
                                       --------------------------------
                                       (STREET NUMBER AND NAME OR POST
                                        OFFICE BOX INFORMATION)

                                                       CO
                                      ------------------------------------
                                     (CITY            (STATE)    (ZIP CODE)


(IF THE FOLLOWING STATEMENT APPLIES, ADOPT THE STATEMENT BY MARKING THE BOX.) |_| The mailing address in the records of the Secretary of State is no longer different than the street address and is no longer required.

4.     The principal office address of the entity's principal office is

 STREET address                     600 17th Street
                            -----------------------------------------------
                            (STREET NUMBER AND NAME)

                                 Suite 2800
                            -----------------------------------------------
                             Denver    CO        80202-5428
                            -----------------------------------------------
                             (CITY) (State)   (POSTAL/ZIP CODE)

                            -----------------------------------------------
                            (PROVINCE - IF APPLICABLE)  (COUNTRY - IF NOT US)


(IF THE FOLLOWING STATEMENT APPLIES, ADOPT THE STATEMENT BY MARKING THE BOX.)

|_| The mailing address in the records of the Secretary of State is no longer different than the street address and is no longer required.


5. (IF THE FOLLOWING STATEMENT APPLIES, ADOPT THE STATEMENT BY MARKING THE BOX AND INCLUDE AN ATTACHMENT.)

 |_| This document contains additional information as provided by law.

6. (CAUTION: LEAVE BLANK IF THE DOCUMENT DOES NOT HAVE A DELAYED EFFECTIVE DATE. STATING A DELAYED EFFECTIVE DATE HAS SIGNIFICANT LEGAL CONSEQUENCES. READ INSTRUCTIONS BEFORE ENTERING A DATE.)


   (IF THE FOLLOWING STATEMENT APPLIES, ADOPT THE STATEMENT BY ENTERING A DATE AND, IF APPLICABLE, TIME USING THE REQUIRED FORMAT) The delayed effective date and, if applicable, time of this document is/are

                                             ___________________________________
                                                  (MM/DD/YYYY HOUR:MINUTE AM/PM)

Notice:

Causing this document to be delivered to the secretary of s ate for filing shall constitute the affirmation or acknowledgment of each individual causing such delivery, under penalties of perjury, that the document is the individual's act and deed, or that the individual in good faith believes the document is the act and deed of the person on whose behalf the individual is causing the document to be delivered for filing, taken in conformity with the requirements of part 3 of article 90 of title 7, C.R.S., the constituent documents, and the organic statutes, and that the individual in good faith believes the facts stated in the document are true and the document complies with the requirements of that Part, the constituent documents, and the organic statutes.

This perjury notice applies to each individual who causes t is document to be delivered to the secretary of state, whether or not such individual is named in the document as one who has caused it to be delivered. 7. The true name and mailing address of the individual causing the document to be delivered for filing are
                               Anthony              M
                               -----------------------------------
                               (FIRST)          (MIDDLE)    (SUFFIX)

                               600 17th Street
                               -----------------------------------
                               (Street number and name or Post
                                Office Box information)

                                Suite 2800
                                ----------------------------------
                                Denver  CO  80202-5428
                                ----------------------------------
                                (City)  (State)  (Postal/Zip Code)

                                ---------------------     ------------------
                               (Province - if applicable  (Country - if not US)

(IF THE FOLLOWING STATEMENT APPLIES, ADOPT THE STATEMENT BY MARKING THE BOX AND INCLUDE AN ATTACHMENT.)

|_| This document contains the true name and mailing address of one or more additional individuals causing the document to be delivered for filing


DISCLAIMER:

This form/cover she t, and any related instructions, are not intended to provide legal, business or tax advice, and are furnished without representation or warranty. While this form/cover sheet is believed to satisfy minimum legal requirements as of its revision date, compliance with applicable law, as the same may be amended from time o time, remains the responsibility of the user of this form/cover sheet. Questions should be addressed to the user's legal, business or tax advisor(s).